SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 28, 1998


                        GENTLE DENTAL SERVICE CORPORATION
             (Exact name of registrant as specified in its charter)


           Washington                 000-23673           91-1577891
-------------------------------      ----------      -------------------
(State or other jurisdiction of      (Commission        (IRS Employer
 incorporation or organization)       File No.)      Identification No.)


22800 Savi Ranch Parkway, Suite 206, Yorba Linda, CA             92887
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


                                 (714) 998-0587
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                    No Change
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 2.   Acquisition or Disposition of Assets

     On February 28, 1998, Gentle Dental Service Corporation (the "Company") completed the acquisition of substantially all of the assets of Affordable Dental Care, Inc. ("ADC"), a provider of dental care in western Oregon. The ADC operations have 19 dentists in 9 offices in the Willamette Valley and southwestern Oregon. All of ADC's offices are outside of the Portland metropolitan area, where the Company currently provides dental practice management services to 13 offices. In addition, the Company has entered into a definitive agreement to acquire all of the outstanding stock of Managed Dental Care of Oregon, Inc. ("MDCO"), a dental care organization which has an annually renewable contract with the state of Oregon to provide care under the Oregon Health Plan. MDCO in turn contracts with dental care providers, including ADC, to provide dental care to Oregon Health Plan participants. The acquisition of MDCO is subject to Oregon State regulatory approval.

     The purchase price paid at closing for ADC's assets consisted of $7,574,600 in cash. The purchase price to be paid at closing for the stock of MDCO will consist of $950,000 in cash. In addition, the Company has agreed to make cash earnout payments equal to .66 times the combined EBITDA of the acquired businesses for the first 12 months following the ADC closing, .67 times such EBITDA for the second 12 months following the ADC closing, and .67 times such EBITDA for the third 12 months following the ADC closing. The cash paid at closing was borrowed under the Company's credit facility with Imperial Bank.

Item 7.   Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

          Audited Combined Balance Sheets of ADC and MDCO as of December 31, 1996 and 1997, related audited Combined Statements of Income, Stockholder's Equity and Cash Flows of ADC and MDCO for the years ended December 31, 1996 and 1997, and independent auditors' report thereon. Included as pages F-1 to F-10 of this Form 8-K/A Amendment No. 1.

     (b) Pro forma financial information. Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 and Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1997. Included as pages F-11 to F-13 of this Form 8-K/A Amendment No. 1.

     (c)  Exhibits.

          2.1 Asset Purchase Agreement, dated as of February 28, 1998, between the Company and Affordable Dental Care, Inc. (Included with original Form 8-K filed by the Company on March 16, 1998.)

          2.2 Stock Purchase Agreement, dated as of February 28, 1998, between the Company and the sole shareholder of Managed Dental Care of Oregon, Inc. (Included with original Form 8-K filed by the Company on March 16, 1998.)

          23.1 Consent of KPMG Peat Marwick LLP.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: May 15, 1998

                                  GENTLE DENTAL SERVICE CORPORATION



                                  By NORMAN R. HUFFAKER
                                     -------------------------------------------
                                     Norman R. Huffaker,
                                     Chief Financial Officer

                         INDEPENDENT AUDITORS' REPORT



The Board of Directors
Affordable Dental Care, Inc. and
     Managed Dental Care of Oregon, Inc.:


We have audited the accompanying combined balance sheets of Affordable Dental Care, Inc. and Managed Dental Care of Oregon, Inc. (the Company) as of December 31, 1996 and 1997, and the related combined statements of income, stockholder's equity and cash flows for the years ended December 31, 1996 and 1997. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Affordable Dental Care, Inc. and Managed Dental Care of Oregon, Inc. as of December 31, 1996 and 1997, and the combined results of their operations and their cash flows for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.



                                  KPMG PEAT MARWICK LLP


Portland, Oregon
February 13, 1998

                        AFFORDABLE DENTAL CARE, INC. AND
                       MANAGED DENTAL CARE OF OREGON, INC.

                             Combined Balance Sheets

                           December 31, 1996 and 1997

                        (In thousands, except share data)


                           Assets                                         1996         1997
                           ------                                     --------     --------
Current assets:
     Cash and cash equivalents.....................................   $  1,143     $    898
     Investments available for sale................................        197           46
     Accounts receivable, net of allowance for doubtful
        accounts of $-0- and $69 in 1996 and 1997,
        respectively...............................................        432          506
     Dental supplies...............................................         46           66
     Prepaid expenses and other current assets.....................         25           24
                                                                      --------     --------

                  Total current assets.............................      1,843        1,540
                                                                      ---------    --------

Equipment and leasehold improvements, net (note 3).................        362          358
Intangible assets, net of accumulated amortization of
     $7 and $9 in 1996 and 1997, respectively......................         30           28
Other assets.......................................................         14            8
                                                                      ---------    --------

                  Total assets.....................................   $  2,249     $  1,934
                                                                      ========     ========

                      Liabilities and Stockholder's Equity
                      ------------------------------------

Current liabilities:
     Accounts payable .............................................   $    347     $    198
     Accrued salaries, wages and benefits..........................        207          155
     Accrued expenses and other current liabilities................        172          167
     Current maturities of notes payable (note 5)..................         26           27
                                                                      --------     --------

                  Total current liabilities........................        752          547
                                                                      --------     --------

Notes payable, net of current portion (note 5).....................         37           19
                                                                      --------     --------

Stockholder's equity:
     Common stock, no par value; 100 shares of Affordable
       Dental Care, Inc., and 100 shares of Managed Dental
       Care of Oregon, Inc., authorized, issued and
       outstanding at 1996 and 1997................................          -            -
     Retained earnings.............................................      1,460        1,368
                                                                      --------     --------

                  Total stockholder's equity.......................      1,460        1,368
                                                                      --------     --------

                  Total liabilities and stockholder's equity.......   $  2,249     $  1,934
                                                                      ========     ========


See accompanying notes to combined financial statements.

                        AFFORDABLE DENTAL CARE, INC. AND
                       MANAGED DENTAL CARE OF OREGON, INC.

                          Combined Statements of Income

                     Years ended December 31, 1996 and 1997

                                 (In thousands)


                                                                          1996         1997
                                                                      --------     --------
Revenues:
     Capitation and other .........................................   $  7,648     $  6,928
     Fee for service...............................................      2,503        2,599
                                                                      --------     --------
                                                                        10,151        9,527

Operating expenses:
     Clinical salaries and benefits................................      4,316        4,073
     Practice nonclinical salaries and benefits....................        577          656
     Dental supplies and lab expenses..............................        696          540
     Practice occupancy expenses...................................        442          531
     Practice selling, general and administrative expenses.........        394          373
     Capitation expenses...........................................        469          469
     Depreciation and amortization.................................        148          130
                                                                      --------     --------

                                                                         7,042        6,772
                                                                      --------     --------

                  Operating income.................................      3,109        2,755

Nonoperating income:
     Interest income, net..........................................        258           98
     Other income     .............................................         68            6
                                                                      --------     --------

                  Net income.......................................   $  3,435     $  2,859
                                                                      ========     ========


See accompanying notes to combined financial statements.

                        AFFORDABLE DENTAL CARE, INC. AND
                       MANAGED DENTAL CARE OF OREGON, INC.

                   Combined Statements of Stockholder's Equity

                     Years ended December 31, 1996 and 1997

                        (In thousands, except share data)


                                                        Common stock                                   Total
                                                   ----------------------       Retained       stockholder's
                                                    Shares         Amount       earnings              equity
                                                   -------     ----------     -------------    -------------
Balances at December 31, 1995....................      200     $        -     $       1,784      $     1,784

Distributions to stockholders....................        -              -            (3,759)          (3,759)
Net income ......................................        -              -             3,435            3,435
                                                   -------     ----------     -------------      -----------

Balances at December 31, 1996....................      200              -             1,460            1,460

Distributions to stockholders....................        -              -            (2,951)          (2,951)
Net income ......................................     -                 -             2,859            2,859
                                                   -------     ----------     -------------      -----------

Balances at December 31, 1997....................      200     $        -     $       1,368      $     1,368
                                                   =======     ==========     =============      ===========


See accompanying notes to combined financial statements.

                        AFFORDABLE DENTAL CARE, INC. AND
                       MANAGED DENTAL CARE OF OREGON, INC.

                        Combined Statements of Cash Flows

                     Years ended December 31, 1996 and 1997

                                 (In thousands)


                                                                          1996         1997
                                                                      --------     --------
Cash flows from operating activities:
     Net income....................................................   $  3,435     $  2,859
     Adjustments to reconcile net income to net cash
        provided by operating activities:
           Depreciation and amortization...........................        148          130
           Increase in accounts receivable.........................       (177)         (74)
           Increase in dental supplies, prepaid expenses and
                other assets.......................................        (42)         (13)
           Decrease in accounts payable and accrued liabilities....       (282)        (206)
                                                                      --------     --------

                  Net cash provided by operating activities........      3,082        2,696
                                                                      --------     --------

Cash flows from investing activities:
     Purchases of equipment and leasehold improvements.............       (188)        (124)
     Net proceeds from sale of investments.........................        795          151
                                                                      --------     --------

                  Net cash provided by investing activities........        607           27
                                                                      --------     --------

Cash flows from financing activities:
     Principal payments on notes payable...........................        (39)         (17)
     Distributions to stockholder..................................     (3,759)      (2,951)
                                                                      --------     --------

                  Net cash used in financing activities............     (3,798)      (2,968)
                                                                      --------     --------

                  Decrease in cash and cash equivalents............       (109)        (245)

Cash and cash equivalents, beginning of period.....................      1,252        1,143
                                                                      --------     --------

Cash and cash equivalents, end of period...........................   $  1,143     $    898
                                                                      ========     ========


See accompanying notes to combined financial statements.

                        AFFORDABLE DENTAL CARE, INC. AND
                       MANAGED DENTAL CARE OF OREGON, INC.

                     Notes to Combined Financial Statements

                     Years Ended December 31, 1996 and 1997

                                 (In thousands)


(1)  Business Description

     Managed Dental Care of Oregon, Inc. (MDCO), a subchapter S Corporation, is a dental care organization that contracts with the State of Oregon Office of Medical Assistance Program (OMAP) to provide care under the Oregon Health Plan (OHP). MDCO in turn contracts with dental care providers, including Affordable Dental Care, Inc. (ADC), also a subchapter S Corporation, to provide dental care to OHP participants. ADC also provides dental care services on a fee-for-service basis.

(2)  Significant Accounting Policies

     Basis of Presentation

     The accompanying financial statements have been prepared on the accrual basis of accounting and include the combined accounts of ADC and MDCO (collectively referred to as the Company).

     Capitation and Other Revenue

     Capitation and other revenue represents the premiums received from OMAP for related OHP participants and for dental services provided for commercially insured and private pay patients.

     Cash and Cash Equivalents

     The Company considers all highly liquid investments in debt instruments with an original maturity of three months or less to be cash equivalents.

     Investments

     Investments represent certain marketable equity securities and a 25% equity investment in Exceptional Needs Dental Service, an Oregon partnership. The investment in Exceptional Needs Dental Service is accounted for by the equity basis of accounting. The investments in marketable equity securities are covered under the scope of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and are classified as "available for sale". The carrying value of these investments, based on marketable quotes, approximates book value.

                                                                     (Continued)

                        AFFORDABLE DENTAL CARE, INC. AND
                       MANAGED DENTAL CARE OF OREGON, INC.

                     Notes to Combined Financial Statements

                                 (In thousands)


     Accounts Receivable

     Accounts receivable principally represent receivables from patients and other third party payors for dental services provided by the dental groups. Amounts are recorded net of contractual allowances and allowance for doubtful accounts.

     Dental Supplies

     Dental supplies represent disposable supplies and instruments used in delivering dental services to patients. The supplies are recorded at the lower of cost or market (net realizable value).

     Equipment and Leasehold Improvements

     Equipment and leasehold improvements are stated at cost. Depreciation of equipment is recorded using the straight-line method over five to seven years, the estimated useful lives of the assets. Leasehold improvements are amortized on the straight-line method over the shorter of the lease term or the estimated useful life of the improvements.

     Intangible Assets

     Intangible assets consist primarily of the amount of purchase price for dental practices in excess of the fair market value of the identifiable tangible assets. The amounts are amortized on the straight-line basis over fifteen years. Amortization expense for the years ended December 31, 1996 and 1997 is $3 and $2, respectively.

     Concentration of Credit Risk

     Capitated revenues under the Oregon Health Plan constitute a significant source of revenue for the Company. Adverse changes in general economic or regulatory factors in the state of Oregon could negatively impact the funding of the Oregon Health Plan, adversely impacting the Company's financial position and results of operations.

     Fair value of Financial Instruments

     The carrying value of financial instruments such as cash and cash equivalents, accounts receivable, accounts payable and notes payable approximate their fair value.

                                                                     (Continued)

                        AFFORDABLE DENTAL CARE, INC. AND
                       MANAGED DENTAL CARE OF OREGON, INC.

                     Notes to Combined Financial Statements

                                 (In thousands)


     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Equipment and Leasehold Improvements

     Equipment and leasehold improvements are summarized as follows:

                                                                          1996         1997
                                                                      --------     --------
         Dental equipment..........................................   $    386     $    421
         Computer equipment........................................         40           78
         Furniture, fixtures and equipment.........................         33           60
         Leasehold improvements....................................        144          166
                                                                      --------     --------

                  Total equipment and leasehold improvements.......        603          725

         Less accumulated depreciation.............................        241          367
                                                                      --------     --------

                  Equipment and leasehold improvements, net........   $    362     $    358
                                                                      ========     ========

(4)  Malpractice Insurance

     The Company's dentists are insured with respect to dentistry malpractice risks on a claims-made basis. Management is not aware of any claims or incidents that may result in the assertion of a claim. However, there may be claims from unknown incidents that may be asserted arising from services provided to patients. Management is not aware of any claims against the Company or its affiliated groups which might have a material impact on the Company's financial position or results of operations.

                                                                     (Continued)

                        AFFORDABLE DENTAL CARE, INC. AND
                       MANAGED DENTAL CARE OF OREGON, INC.

                     Notes to Combined Financial Statements

                                 (In thousands)


(5)  Notes Payable

     Notes payable consist of the following at December 31, 1997:

         8% note payable with monthly principal
            and interest payments of $1, maturing
            May 31, 2001......................................................     $   26
         10% note payable to principal stockholder
            requiring interest only payments, no
            maturity date.....................................................         20
                                                                                   ------

                                                                                       46

         Less current portion.................................................        (27)
                                                                                   ------

                                                                                   $   19
                                                                                   ======

     Annual maturities of notes payable as of December 31 are as follows:

         1998 .....................................................   $ 27
         1999 .....................................................      7
         2000 .....................................................      8
         2001 .....................................................      4
                                                                      ----
                                                                      $ 46
                                                                      ====

(6)  Commitments and Contingencies

     Lease Commitments

     The Company has primarily entered into operating leases of commercial property. Commercial properties under operating leases mostly include space required to perform dental services and space for administrative facilities. Lease expense for dental office space and administrative office space for the years ended December 31, 1996 and 1997 was $211 and $254, respectively.

     The future minimum lease payments under noncancelable operating leases with remaining terms of one or more years consist of the following at December 31, 1997:

         1998 .....................................................   $ 164
         1999 .....................................................     134
         2000 .....................................................      54
                                                                      -----

               Total minimum lease obligation......................   $ 352
                                                                      =====

                                                                     (Continued)

                        AFFORDABLE DENTAL CARE, INC. AND
                       MANAGED DENTAL CARE OF OREGON, INC.

                     Notes to Combined Financial Statements

                                 (In thousands)


     Litigation

     The Company is subject to various claims and legal actions which arise in the ordinary course of business. In the opinion of management, the ultimate resolution of such matters will not have a material adverse effect on the Company's financial position or results of operations.

(7)  Income Taxes

     The Company is considered a subchapter S Corporation under the Internal Revenue Code, therefore, the Company is not subject to corporate income taxes. Accordingly, there is no provision for income taxes in the accompanying combined financial statements.

(8)  Subsequent Event (Unaudited)

     On February 28, 1998, MDCO and ADC signed a definitive stock purchase agreement and a definitive asset purchase agreement, respectively, to sell substantially all of their operating assets to Gentle Dental Service Corporation, a publicly traded Washington corporation. The acquisition of ADC was consummated on February 28, 1998, and was accounted for as a purchase transaction. The acquisition of MDCO is subject to Oregon state regulatory approval, and will be accounted for as a purchase transaction.

                        GENTLE DENTAL SERVICE CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1997
               (unaudited, in thousands, except per share amounts)


                                                                      (a)          (b)

                                                                                    ADC/     Pro Forma         Pro Forma
                                                                     Company        MDCO    Adjustments      Consolidated
                                                                    --------    --------    -----------      ------------
  Dental practice net patient service revenue - consolidated        $ 29,327    $  9,527    $         -      $     38,854
  Net management fees                                                 14,076           -              -            14,076
                                                                    --------    --------    -----------      ------------
     Net Revenues                                                     43,403       9,527              -            52,930

  Costs and expenses
     Clinical salaries and benefits                                   13,701       4,073            (67) (c)       17,707
     Practice nonclinical salaries and benefits                        8,177         656              -             8,833
     Dental supplies and lab                                           6,271         540              -             6,811
     Practice occupancy expenses                                       3,527         531              -             4,058
     Practice selling, general and administrative expenses             4,912         842              -             5,754
     Corporate selling, general and administrative expenses            5,700           -              -             5,700
     Corporate restructure and merger costs                            1,809           -              -             1,809
     Depreciation and amortization                                     1,847         130            231  (d)        2,208
                                                                    --------    --------    -----------      ------------
                  Operating income (loss)                             (2,541)      2,755           (164)               50
                                                                    --------    --------    -----------      ------------

  Nonoperating expense
     Interest expense (net)                                             (653)         98           (915) (e)       (1,470)
     Other income (expense)                                              (74)          6             (6) (f)          (74)
                                                                    --------    --------    -----------      ------------
                                                                        (727)        104           (921)           (1,544)
                                                                    --------    --------    -----------      ------------

                  Profit (loss) before income taxes                   (3,268)      2,859         (1,085)           (1,494)

  Income tax benefit (expense)                                            81           -           (130) (g)          (49)
                                                                    --------    --------    -----------      ------------

                  Net Income (loss)                                   (3,187)      2,859         (1,215)           (1,543)

  Dividends on redeemable convertible preferred stock - Series B        (932)          -              -              (932)
  Accretion of redeemable common stock                                   (34)          -              -               (34)
                                                                    --------    --------    -----------      ------------
                  Net loss attributable to common stock            ($  4,153)     $2,859   ($     1,215)          ($2,509)
                                                                    ========    ========    ===========      ============

  Loss per share attributable to common stock - basic and diluted     ($1.17)                                      ($0.71)
                                                                    ========                                 ============

  Weighted average number of shares                                    3,544                                        3,544
                                                                    ========                                 ============

                        GENTLE DENTAL SERVICE CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                December 31, 1997
                            (unaudited, in thousands)


                                                                       (a)         (b)

                                                                                    ADC/     Pro Forma        Pro Forma
      Assets                                                         Company        MDCO    Adjustments      Consolidated
                                                                    --------    --------    -----------      ------------
  Cash and cash equivalents                                         $    302    $    898    $      (548) (h) $        652
  Accounts receivable                                                  8,062         506              -             8,568
  Other current assets                                                 2,835         136              -             2,971
                                                                    --------    --------    -----------      ------------
       Total current assets                                           11,199       1,540           (548)           12,191

  Property and equipment                                              10,084         358            (64) (i)       10,378
  Intangible assets                                                   22,843          28          7,777  (j)       30,648
  Other long-term assets                                                 282           8             (8) (k)          282
                                                                    --------    --------    -----------      ------------

  Total Assets                                                      $ 44,408    $  1,934    $     7,157      $     53,499
                                                                    ========    ========    ===========      ============

      Liabilities, Redeemable Common Stock,
        and Shareholders' Equity

  Current liabilities                                               $  8,361    $    547    $         -      $      8,908
  LTD and capital lease, net of current portion                       14,423          19          8,525  (l)       22,967
  Other long-term liabilities                                            115           -              -               115
  Redeemable common stock                                              2,130           -              -             2,130
  Shareholders' Equity                                                19,379       1,368         (1,368) (m)       19,379
                                                                    --------    --------    -----------      ------------

  Total Liabilities, Redeemable Common Stock,
    and Shareholders' equity                                        $ 44,408    $  1,934    $     7,157      $     53,499
                                                                    ========    ========    ===========      ============


                        Gentle Dental Service Corporation
              Notes to Pro Forma Consolidated Financial Information
                                December 31, 1997


The accompanying pro forma consolidated financial information presents the Pro Forma Consolidated Statement of Operations of Gentle Dental Service Corporation (the Company) for the year ended December 31, 1997 as if the acquisition of ADC and MDCO had occurred on January 1, 1997 and presents the Pro Forma Condensed Consolidated Balance Sheet of the Company as of December 31, 1997 as if the acquisition of ADC and MDCO had occurred on that date.

The pro forma adjustments reflected in the Pro Forma Condensed Consolidated Balance Sheet and the Pro Forma Consolidated Statement of Operations are as follows:

(a) Reflects the consolidated financial position and consolidated statement of operations of the Company as of and for the year ended December 31, 1997.

(b) Reflects the combined balance sheet and combined statement of operations of ADC and MDCO as of and for the year ended December 31, 1997.

(c) Reflects a decrease in officer compensation of ADC and MDCO under a new employment agreement with the Company.

(d) Reflects adjustment for depreciation and amortization expense related to the fixed assets and intangibles recorded as a result of the purchase of ADC and MDCO. The following table reconciles the two components to the total adjustment:

     Depreciation Expense            (81)
     Amortization Expense            312
                                     ---
                                     231
                                     ===

     Depreciation expense decrease stems from property not acquired by the Company and reflects the change in depreciation to conform to the Company's accounting methodology for depreciation. Amortizaton expense increase stems from intangible assets recorded as a result of the acquisition.

(e) Reflects adjustment for interest expense as a result of issuing debt to finance the purchase of ADC and MDCO at an estimated interest rate of 9.5%.

(f) Reflects the elimination of ADC and MDCO other income related to assets not included in the purchase.

(g) Reflects adjustment of income tax expense to the estimated tax on the pro forma consolidated pre-tax income.

(h)  Reflects adjustment to ADC and MDCO cash for amounts not acquired.

(i) Reflects adjustment to ADC and MDCO property and equipment for property not acquired and an adjustment to record equipment at fair market value.

(j) Reflects adjustment to record intangible assets at excess of purchase price over the fair market value of ADC and MDCO net assets acquired.

(k) Reflects elimination adjustment for ADC and MDCO other long-term assets not acquired.

(l)  Reflects debt issued to finance the purchase of ADC and MDCO.

(m) Reflects elimination of ADC and MDCO shareholder's equity in accordance with purchase accounting treatment.

                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

   2.1 Asset Purchase Agreement, dated as of February 28, 1998, between the Company and Affordable Dental Care, Inc. (Included with original Form 8-K filed by the Company on March 16, 1998.)

               The following exhibits and schedules to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

               Exhibit A               Assumption Agreement
               Exhibit B               Assignment and Bill of Sale to GDSC
               Exhibit C               Assignment to Professional Corporation
               Exhibit D               Restated MDCO Contract
               Exhibit E               Agreement Regarding New Offices
               Exhibit F               Employment Agreement
               Exhibit G-1             Lease of Corvallis Dental Office
               Exhibit G-2             Lease of Newberg Administrative Office
               Exhibit H               Opinion of ADC's Counsel
               Exhibit I               Opinion of GDSC's Counsel
               Schedule 1.02-2         Excluded Assets
               Schedule 1.10           Purchase Price Allocation
               Schedule 3.04           Litigation
               Schedule 3.06-2         Employee Benefits
               Schedule 3.06-3         Employment Manuals and Policies
               Schedule 3.06-4         Compensation
               Schedule 3.07           Financial Statements
               Schedule 3.08           Receivables
               Schedule 3.09           Prepaid Expenses and Other
               Schedule 3.10           Tangible Personal Property
               Schedule 3.11           Payables
               Schedule 3.12           Indebtedness
               Schedule 3.13           Other Liabilities
               Schedule 3.15           Leases
               Schedule 3.16           Contracts
               Schedule 3.19           Insurance
               Schedule 3.25           Consents and Approvals

   2.2 Stock Purchase Agreement, dated as of February 28, 1998, between the Company and the sole shareholder of Managed Dental Care of Oregon, Inc. (Included with original Form 8-K filed by the Company on March 16, 1998.)

               The following exhibits and schedules to the Stock Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

               Exhibit A               Opinion of MDCO's Counsel
               Exhibit B               Opinion of GDSC's Counsel
               Schedule 1.06           Purchase Price Allocation
               Schedule 3.04           Litigation
               Schedule 3.06-2         Employee Benefits
               Schedule 3.06-3         Employment Manuals and Policies
               Schedule 3.06-4         Compensation
               Schedule 3.07           Financial Statements
               Schedule 3.08           Receivables
               Schedule 3.09           Prepaid Expenses and Other
               Schedule 3.10           Tangible Personal Property
               Schedule 3.11           Payables
               Schedule 3.12           Indebtedness
               Schedule 3.13           Other Liabilities
               Schedule 3.15           Leases
               Schedule 3.16           Contracts
               Schedule 3.19           Insurance
               Schedule 3.25           Consents and Approvals

   23.1        Consent of KPMG Peat Marwick LLP.